Putnam New Jersey Tax Exempt Income Fund
The fund's portfolio
8/31/20 (Unaudited)
Key to holding's abbreviations
AGM — Assured Guaranty Municipal Corporation
AMBAC — AMBAC Indemnity Corporation
BAM — Build America Mutual
G.O. Bonds — General Obligation Bonds
NATL — National Public Finance Guarantee Corporation
VRDN — Variable Rate Demand Notes, which are floating-rate securities with long-term maturities that carry coupons that reset and are payable upon demand either daily, weekly or monthly. The rate shown is the current interest rate at the close of the reporting period. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index rate, which was 0.09% as of the close of the reporting period.

MUNICIPAL BONDS AND NOTES (99.7%)(a)
	Rating(RAT)	Principal amount	Value
Alaska (1.2%)
AK State Indl. Dev. & Export Auth. Rev. Bonds, (Tanana Chiefs Conference), Ser. A
5.00%, 10/1/33	A+/F	$500,000	$633,225
5.00%, 10/1/32	A+/F	1,000,000	1,272,970

			1,906,195
California (0.4%)
San Bernardino, Cmnty. College Dist. G.O. Bonds, Ser. B, 4.00%, 8/1/33	Aa1	550,000	656,453

			656,453
Delaware (0.6%)
DE River & Bay Auth. Rev. Bonds, Ser. A, 5.00%, 1/1/42	A1	1,000,000	1,069,780

			1,069,780
Guam (0.5%)
Territory of GU, Govt. G.O. Bonds, 5.00%, 11/15/31	Ba1	785,000	826,244

			826,244
Indiana (1.7%)
Whiting, Env. Fac. Mandatory Put Bonds (6/5/26), (BP Products North America, Inc.), Ser. A, 5.00%, 12/1/44	A1	2,250,000	2,759,423

			2,759,423
New Jersey (85.4%)
Atlantic City, G.O. Bonds, (Tax Appeal)
Ser. A, BAM, 5.00%, 3/1/42	AA	1,000,000	1,181,730
Ser. B, AGM, 5.00%, 3/1/37	AA	1,000,000	1,194,990
Bayonne, G.O. Bonds, (Qualified Gen. Impt.), BAM, 5.00%, 7/1/39	AA	700,000	841,372
Camden Cnty., Impt. Auth. Hlth. Care Rev. Bonds, (Cooper Hlth. Syst. Oblig. Group), 5.00%, 2/15/35	Baa1	250,000	274,500
Essex Cnty., G.O. Bonds, 1.50%, 9/8/20	MIG1	5,000,000	5,001,250
Essex Cnty., Impt. Auth. Rev. Bonds, NATL, 5.50%, 10/1/30	Aaa	1,290,000	1,871,081
Garden State Preservation Trust Rev. Bonds
(Open Space & Farmland 2005), Ser. A, AGM, 5.75%, 11/1/28	AA	2,000,000	2,524,220
Ser. B, AGM, zero %, 11/1/24	AA	5,000,000	4,785,150
Hudson Cnty., Impt. Auth. Rev. Bonds, (Union City), Ser. C-1A, 1.50%, 9/2/21	SP-1+	1,750,000	1,771,420
Hudson Cnty., Impt. Auth. Solid Waste Rev. Bonds, 4.00%, 1/1/35	AA	800,000	949,992
Lyndhurst Twp., G.O. Bonds
1.875%, 9/10/20	AA+/P	1,300,000	1,300,520
1.00%, 9/8/21(FWC)	AA+/P	2,000,000	2,011,940
Monmouth Cnty., Impt. Auth. Rev. Bonds, Ser. B
4.00%, 12/1/37	Aaa	1,500,000	1,809,975
4.00%, 7/15/34	Aaa	1,250,000	1,442,875
NJ State Econ. Dev. Auth. Mandatory Put Bonds (12/3/29), (American Wtr. Co., Inc.), Ser. B, 2.05%, 10/1/39	A1	1,250,000	1,337,100
NJ State Econ. Dev. Auth. Rev. Bonds
(Ashland School, Inc.), 6.00%, 10/1/33	BBB	980,000	1,076,932
(Paterson Charter School Science & Tech.), Ser. A, 6.00%, 7/1/32	BB-	800,000	832,088
Ser. WW, 5.25%, 6/15/32	Baa1	1,000,000	1,126,200
(North Star Academy Charter School of Newark, Inc.), 5.00%, 7/15/47	BBB-	1,000,000	1,103,160
(Cranes Mill), 5.00%, 1/1/39	BBB+/F	1,250,000	1,274,663
(Provident Group-Montclair State U. Student Hsg. & Properties), 5.00%, 6/1/37	AA	1,750,000	2,071,668
Ser. AAA, 5.00%, 6/15/36	Baa1	550,000	621,847
Ser. DDD, 5.00%, 6/15/35	Baa1	1,800,000	2,057,184
(Provident Group-Rowan Properties, LLC), Ser. A, 5.00%, 1/1/35	BB+	750,000	700,388
(Seeing Eye, Inc. (The)), 5.00%, 6/1/32	A	1,250,000	1,507,650
(NYNJ Link Borrower, LLC), AGM, 5.00%, 1/1/31	AA	1,150,000	1,293,037
(Biomedical Research Fac.), Ser. A, 5.00%, 7/15/30	Baa1	1,000,000	1,142,600
Ser. B, 5.00%, 11/1/26	Baa1	3,000,000	3,545,040
5.00%, 6/15/26	BBB+	2,000,000	2,061,320
(School Facs. Construction), Ser. NN, 5.00%, 3/1/25	Baa1	3,000,000	3,254,970
(Middlesex Wtr. Co., Inc.), Ser. A, 5.00%, 10/1/23	A+	1,500,000	1,710,225
(NJ American Wtr. Co.), Ser. D, 4.875%, 11/1/29	A1	700,000	704,347
(Middlesex Water, Co.), 4.00%, 8/1/59	A+	1,000,000	1,119,160
Ser. MMM, 4.00%, 6/15/36	Baa1	1,500,000	1,642,440
Ser. MMM, 4.00%, 6/15/35	Baa1	1,000,000	1,087,690
(NJ-American Water Co., Inc.), 1.00%, 6/1/23	A1	1,000,000	1,002,270
NJ State Econ. Dev. Auth. Energy Fac. Rev. Bonds, (UMM Energy Partners, LLC), Ser. A, 4.75%, 6/15/32	Baa2	1,000,000	1,053,930
NJ State Econ. Dev. Auth. School Rev. Bonds, (Foundation Academy Charter School), Ser. A
5.00%, 7/1/50	BBB-	1,000,000	1,105,140
5.00%, 7/1/38	BBB-	300,000	337,902
NJ State Econ. Dev. Auth. Special Fac. Rev. Bonds, (Port Newark Container Term., LLC), 5.00%, 10/1/37	Ba1	1,750,000	1,934,118
NJ State Edl. Fac. Auth. Rev. Bonds
(Ramapo College of NJ), Ser. B, 5.00%, 7/1/37	A2	820,000	862,755
(Rider U.), Ser. A, 5.00%, 7/1/37	Ba1	500,000	501,175
(Stevens Inst. of Tech.), Ser. A, 5.00%, 7/1/35	BBB+	1,200,000	1,412,208
(Montclair State U.), Ser. B, 5.00%, 7/1/34	A2	500,000	584,475
(Princeton U.), Ser. B, 5.00%, 7/1/34	Aaa	2,000,000	2,541,660
5.00%, 7/1/30	A	607,000	648,217
5.00%, 7/1/30 (Prerefunded 7/1/25)	NR	393,000	419,686
(College of NJ (The)), Ser. F, 5.00%, 7/1/29 (Prerefunded 7/1/26)	A2	500,000	632,745
(William Paterson U.), Ser. E, BAM, 5.00%, 7/1/23	AA	1,000,000	1,116,450
Ser. A, 4.00%, 7/1/50	BBB+	3,000,000	3,256,680
(Seton Hall U.), Ser. C, AGM, 4.00%, 7/1/50	AA	250,000	281,368
NJ State Higher Ed. Assistance Auth. Rev. Bonds, (Student Loan), Ser. 1A, 5.00%, 12/1/22	Aaa	2,500,000	2,706,475
NJ State Hlth. Care Fac. Fin. Auth. Rev. Bonds
(St. Peter's U. Hosp.), 5.75%, 7/1/37	Ba1	1,500,000	1,504,740
(U. Hosp. of NJ), Ser. A, AGM, 5.00%, 7/1/46	AA	500,000	558,975
(Hunterdon Med. Ctr.), 5.00%, 7/1/45	A-	1,000,000	1,088,200
(Barnabas Hlth. Oblig. Group), 5.00%, 7/1/44	AA-	1,000,000	1,106,350
(Barnabas Hlth. Oblig. Group), 5.00%, 7/1/43	AA-	2,000,000	2,311,320
(Inspira Hlth. Oblig. Group), Ser. A, 5.00%, 7/1/42	A2	1,000,000	1,175,700
(St. Joseph's Hlth. Care Syst. Oblig. Group), 5.00%, 7/1/41	Baa3	2,015,000	2,240,458
(Princeton Hlth. Care Syst.), Ser. A, 5.00%, 7/1/39	AA	1,000,000	1,179,330
(Robert Wood Johnson U. Hosp.), Ser. A, 5.00%, 7/1/39	AA-	1,000,000	1,113,170
(Hackensack Meridian Hlth.), Ser. A, 5.00%, 7/1/35	AA-	800,000	971,440
(St. Lukes Warren Hosp.), 5.00%, 8/15/31	A3	1,000,000	1,091,260
(AHS Hosp. Corp.), Ser. A, 5.00%, 7/1/27	Aa3	25,000	25,079
(RWJBarnabas Hlth. Oblig. Group), Ser. A, 4.00%, 7/1/43	AA-	500,000	546,260
(AHS Hosp. Corp.), 4.00%, 7/1/41	Aa3	1,000,000	1,107,080
(Valley Hlth. Syst. Obligated Group), 4.00%, 7/1/38	A	1,000,000	1,142,680
(Valley Hlth. Syst. Obligated Group), 4.00%, 7/1/36	A	1,000,000	1,150,270
NJ State Hlth. Care Fac. Fin. Auth. VRDN
(AHS Hosp. Corp.), Ser. B, 0.08%, 7/1/36	VMIG 1	2,500,000	2,500,000
(Compensation Program), Ser. A-4, 0.07%, 7/1/27	VMIG 1	675,000	675,000
NJ State Hsg. & Mtge. Fin. Agcy. Rev. Bonds
(Single Family Hsg.), Ser. A, 4.50%, 10/1/48	Aa2	1,235,000	1,390,696
Ser. A, 4.20%, 11/1/32	AA-	945,000	968,852
NJ State Tpk. Auth. Mandatory Put Bonds (1/1/21), Ser. C-5, 0.569%, 1/1/28	A+	600,000	599,844
NJ State Tpk. Auth. Rev. Bonds
Ser. A, 5.00%, 1/1/48	A+	1,000,000	1,205,020
Ser. B, 5.00%, 1/1/40	A+	1,000,000	1,200,630
Ser. G, 5.00%, 1/1/37	A+	500,000	604,880
Ser. A, 5.00%, 1/1/35	A+	1,000,000	1,166,540
Ser. E, 5.00%, 1/1/34	A+	1,250,000	1,428,763
Ser. A, 5.00%, 1/1/33	A+	1,000,000	1,134,220
Ser. E, 5.00%, 1/1/33	A+	200,000	245,534
Ser. A, 5.00%, 1/1/24 (Prerefunded 7/1/22)	A+	80,000	87,044
NJ State Trans. Trust Fund Auth. Rev. Bonds
(Trans. Program), Ser. AA, 5.25%, 6/15/41	Baa1	2,000,000	2,216,680
(Trans. Syst.), Ser. B, 5.25%, 6/15/36	Baa1	1,000,000	1,022,880
(Trans. Program), Ser. AA, 5.25%, 6/15/32	Baa1	2,000,000	2,252,400
(Trans. Syst.), Ser. D, 5.25%, 12/15/23	Baa1	2,000,000	2,254,380
(Trans. Syst.), Ser. A, 5.25%, 12/15/22	Baa1	1,000,000	1,093,650
Ser. A, 5.00%, 12/15/34	Baa1	1,000,000	1,173,280
Ser. A, 5.00%, 12/15/33	Baa1	1,235,000	1,453,817
(Federal Hwy. Reimbursement Notes), 5.00%, 6/15/30	A+	705,000	814,282
(Federal Hwy. Reimbursement Notes), 5.00%, 6/15/28	A+	960,000	1,123,843
Ser. A, 4.00%, 12/15/39	Baa1	1,000,000	1,077,310
(Trans. Syst.), Ser. A, zero %, 12/15/33	Baa1	2,500,000	1,634,800
(Trans. Syst.), Ser. C, AMBAC, zero %, 12/15/24	Baa1	2,400,000	2,198,424
North Bergen Twp., Muni. Util. Auth. Swr. Rev. Bonds, NATL
zero %, 12/15/27	Aa2	1,005,000	921,686
zero %, 12/15/26	Aa2	1,000,000	936,910
North Hudson, Swr. Auth. Rev. Bonds, Ser. A, 5.00%, 6/1/42 (Prerefunded 6/1/22)	AAA/P	115,000	124,665
Rutgers State U. Rev. Bonds
Ser. M, 5.00%, 5/1/34	Aa3	1,000,000	1,189,560
Ser. Q, 5.00%, 5/1/29	Aa3	500,000	660,245
Ser. Q, 5.00%, 5/1/28	Aa3	700,000	904,855
South Jersey, Trans. Auth. Syst. Rev. Bonds, Ser. A, AGM, 5.00%, 11/1/29	AA	1,355,000	1,776,947
Sussex Cnty., Muni. Util. Auth. Rev. Bonds, (Waste Wtr. Facs.), Ser. B, AGM, zero %, 12/1/30	AA+	1,500,000	1,292,880
Tobacco Settlement Fin. Corp. Rev. Bonds
Ser. B, 5.00%, 6/1/46	BB+	1,000,000	1,133,600
Ser. A, 5.00%, 6/1/35	A-	1,500,000	1,846,980
Union Cnty., Util. Auth. Resource Recvy. Fac. Lease Rev. Bonds, (Covanta Union), Ser. A, 5.25%, 12/1/31	AA+	1,500,000	1,567,050

			140,818,437
New York (8.4%)
Metro. Trans. Auth. Hudson Rail Yards Trust Oblig. Rev. Bonds, Ser. A, 5.00%, 11/15/51	A2	2,000,000	2,101,000
Port Auth. of NY & NJ Rev. Bonds
Ser. 93, 6.125%, 6/1/94	Aa3	5,000,000	5,749,295
Ser. 189, 5.00%, 5/1/45	Aa3	1,000,000	1,148,470
Ser. 194, 5.00%, 10/15/41	Aa3	1,000,000	1,167,040
Ser. 207, 5.00%, 9/15/31	Aa3	550,000	677,914
Ser. 207, 5.00%, 9/15/30	Aa3	1,150,000	1,426,656
Ser. 222, 4.00%, 7/15/40	Aa3	500,000	589,230
Port Auth. of NY & NJ Special Oblig. Rev. Bonds, (John F. Kennedy Intl. Air Term.), 6.00%, 12/1/42	Baa1	1,000,000	1,012,230

			13,871,835
Pennsylvania (1.5%)
Delaware River Port Auth. PA & NJ Rev. Bonds, Ser. A
5.00%, 1/1/39	A1	750,000	910,830
5.00%, 1/1/38	A1	750,000	913,388
Delaware River, Joint Toll Bridge Comm. Rev. Bonds, Ser. A, 5.00%, 7/1/44	A1	500,000	633,095

			2,457,313

Total municipal bonds and notes (cost $152,910,203)			$164,365,680

SHORT-TERM INVESTMENTS (1.9%)(a)
		Principal amount/ shares	Value
Putnam Short Term Investment Fund Class P 0.21%(AFF)	Shares	2,981,996	$2,981,996
U.S. Treasury Bills 0.015%, 9/3/20		$113,000	112,999
U.S. Treasury Bills 0.005%, 9/10/20		71,000	70,998

Total short-term investments (cost $3,165,996)			$3,165,993
TOTAL INVESTMENTS

Total investments (cost $156,076,199)			$167,531,673

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 8/31/20 (Unaudited)
Swap counterparty/ notional amount	Value	Upfront premium received (paid)	Termi- nation date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC
$1,605,000	$2,458	$—	12/1/20	—	0.36% minus Municipal Market Data Index AAA municipal yields 5 Year rate — At maturity	$(2,458)
1,605,000	650	—	11/25/20	—	0.38% minus Municipal Market Data Index AAA municipal yields 5 Year rate — At maturity	650
3,500,000	96,064	—	11/10/20	—	0.67% minus Municipal Market Data Index AAA municipal yields 10 Year rate — At maturity	(96,064)

Upfront premium received		—	Unrealized appreciation			650

Upfront premium (paid)		—	Unrealized (depreciation)			(98,522)

Total		$—			Total	$(97,872)

	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from June 1, 2020 through August 31, 2020 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $164,844,304.
(RAT)	The Moody's, Standard & Poor's or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by "/F." Securities rated by Putnam are indicated by "/P." The Putnam rating categories are comparable to the Standard & Poor's classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.
(AFF)	Affiliated company. For investments in Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 5/31/20	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 8/31/20
	Short-term investments
	Putnam Short Term Investment Fund*	$182,216	$7,353,134	$4,553,354	$2,706	$2,981,996

	Total Short-term investments	$182,216	$7,353,134	$4,553,354	$2,706	$2,981,996
	* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
(FWC)	Forward commitment, in part or in entirety.
	At the close of the reporting period, the fund maintained liquid assets totaling $3,878,542 to cover certain derivative contracts and the settlement of certain securities.
	Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
	On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 0.09%, 0.16% and 0.24%, respectively, as of the close of the reporting period.
	The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.
	The dates shown on debt obligations are the original maturity dates.
	The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
	State debt	20.50%
	Transportation	18.2
	Health care	15.1
	Local debt	13.1
	Education	12.9
	Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
	Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.
	Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.
	Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
	To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security's fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.
	To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
	Total return swap contracts: The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure and to gain exposure to specific sectors.
	To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
	For the fund's average notional amount on total return swap contracts, see the appropriate table at the end of these footnotes.
	Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
	Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
	Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
	At the close of the reporting period, the fund had a net liability position of $97,872 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$164,365,680	$—
Short-term investments	2,981,996	183,997	—

Totals by level	$2,981,996	$164,549,677	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Total return swap contracts	$—	$(97,872)	$—

Totals by level	$—	$(97,872)	$—
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
OTC total return swap contracts (notional)	$6,100,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com